Exhibit 99.1

FOR IMMEDIATE RELEASE

Grey Rock Investment Partners and Executive Network Partnering Corporation Successfully Complete Business Combination Forming Publicly Traded Granite Ridge Resources

•	Granite Ridge is listed on the NYSE under the ticker symbol “GRNT”

•	Granite Ridge is a scaled, non-operated oil and gas exploration and production company with an unlevered balance sheet and immediate free cash flow generation

•	Granite Ridge initial enterprise value of $1.2 billion is underpinned by an anticipated 4.9% annual dividend yield and an attractive entry valuation multiple for investors

•	Management team, sponsor economics and governance are highly aligned with public stockholders

DALLAS and BOSTON – October 24, 2022 – Grey Rock Investment Partners (“Grey Rock”), a Dallas-based investment firm, and Executive Network Partnering Corporation ("ENPC") (NYSE: ENPC), a special purpose acquisition entity, announced today that they have successfully closed the previously announced business combination resulting in the formation of publicly traded Granite Ridge Resources, Inc. (“Granite Ridge”). Granite Ridge’s common stock and warrants are expected to begin trading on the NYSE under the ticker symbols “GRNT” and “GRNT WS”, respectively, on October 25, 2022. Granite Ridge is led by President and Chief Executive Officer Luke Brandenberg and Chief Financial Officer Tyler Farquharson.

“The creation of Granite Ridge is a springboard for growth and a compelling opportunity for investors, driven by the increasing demand for traditional energy,” said Paul Ryan, Chairman of ENPC and former Speaker of the U.S. House of Representatives. “Underpinned by a high-quality asset base, attractive growth profile, and strong balance sheet, I am confident that Granite Ridge will continue to be a testament to our philosophy of matching accomplished executives and great assets, with the proper capital structure to maximize results and value creation.”

“I am honored to lead Granite Ridge as we enter the public market and seize the opportunities created by today’s energy environment,” said Luke Brandenberg, Granite Ridge President and Chief Executive Officer. “As capital continues to dry up for natural resources coupled with a world increasingly reliant on U.S. energy production, we will maintain a strategic approach focusing on non-operated working interests and joint ventures, partnering with experienced operators in the most prolific basins, and leveraging real-time data to build a diversified asset base that creates healthy, risk-adjusted returns while generating substantial value for our stockholders.”

Transaction Details

As a result of the business combination, Granite Ridge owns the non-operated working interests previously held by Grey Rock’s Fund I, Fund II and Fund III portfolios, and such Grey Rock funds and/or their limited partners own equity in Granite Ridge.

Going forward, the Grey Rock team will help manage the Granite Ridge oil and gas assets through a long-term services agreement, providing technical, legal, commercial, acquisition and divestment, and back-office support. Granite Ridge and Grey Rock have agreed that during the term of the services agreement, Granite Ridge and any additional oil and gas-focused funds managed by Grey Rock or its affiliates will have the opportunity to jointly participate in investment opportunities for upstream non-operated oil and gas assets, with 75% of any such future transactions allocated to Granite Ridge and 25% of any such future transactions allocated to oil and gas-focused funds managed by Grey Rock or its affiliates.

Pro Forma Equity Value and Anticipated Dividend Yield

The table below sets forth the pro forma equity value and anticipated dividend yield based on the closing price of ENPC’s Class A common stock as of October 24, 2022:

Pro Forma Equity Value and Anticipated Dividend Yield (Thousands Except Share Price)

Total Shares Outstanding[1]	132,923
(x) Share Price (Market Close 10/24/2022)[2]	$9.25
Pro Forma Equity Value	$1,229,541

Initial Anticipated Annual Dividend	$60,000

Implied Annual Dividend Yield	4.9%

Debt Drawn at Close	$-

1. Excludes impact of 10.35 million public warrants and 371,518 shares held by SPAC sponsor subject to certain vesting and forfeiture conditions.

2. Share price is based on ENPC Class A common stock.

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Advisors

Evercore acted as exclusive financial and capital markets advisor to Grey Rock. Stephens Inc. acted as financial advisor and Capital One Securities acted as capital markets advisor to ENPC. Holland & Knight LLP acted as legal counsel to Grey Rock and Kirkland & Ellis LLP acted as legal counsel to ENPC.

About Grey Rock Investment Partners

Grey Rock Investment Partners is a Dallas-based private equity firm that manages private funds with interests in core areas of the Midland, Delaware, Bakken, Eagle Ford, DJ, and Haynesville plays. With a focus on lower and mid-market non-operated working interests, Grey Rock builds positions with low breakeven costs to provide investors with attractive risk-adjusted returns. Grey Rock was founded and is led by three managing directors: Matt Miller, Griffin Perry, and Kirk Lazarine. For more information, visit www.grey-rock.com

About Executive Network Partnering Corporation

Executive Network Partnering Corporation (NYSE: ENPC) was formed as a partnership among Paul Ryan, as Chairman, who served as the 54th Speaker of the U.S. House of Representatives and currently serves as a Partner at Solamere Capital; Alex Dunn, as CEO, who has served in various senior operating roles at several businesses where he helped grow shareholder value, most recently as President of Vivint SmartHome (NYSE: VVNT); and Solamere Capital, a private equity firm anchored by its network of leading business executives, including former chief executive officers of S&P 500 companies. ENPC was established for the purpose of identifying a company to partner with in order to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or similar partnering transaction with one or more businesses. For more information, visit https://www.enpc.co/

Forward-Looking Statements

This news release includes certain statements that may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the benefits of the proposed business combination; the future financial performance of Granite Ridge; anticipated dividends to be paid by Granite Ridge, Granite Ridge’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this news release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Granite Ridge’s views as of any subsequent date, and Granite Ridge does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Granite Ridge’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the ability to recognize the anticipated benefits of the business combination; (ii) Granite Ridge’s financial performance following the business combination; (iii) changes in Granite Ridge’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; (iv) changes in current or future commodity prices and interest rates; (v) expansion plans and opportunities; (vi) operational risks; (vii) changes in the markets in which Granite Ridge competes; (viii) geopolitical risk and changes in applicable laws or regulations, including those relating to environmental matters; (ix) the fact that reserve estimates depend on many assumptions that may turn out to be inaccurate; (x) the outcome of any known and unknown litigation and regulatory proceedings; (xi) limited liquidity and trading of Granite Ridge’s securities; (xii) market conditions and global and economic factors beyond Granite Ridge’s control, including the potential adverse effects of the COVID-19 pandemic, or another major disease, on capital markets, general economic conditions, global supply chains and Granite Ridge’s business; (xiii) legal and contractual restrictions on Granite Ridge’s ability to declare and issue dividends; and (xiv) other factors and risks identified in the final prospectus of Granite Ridge relating to the business combination, including those under “Risk Factors” therein and other filings made or to be made by Granite Ridge with the Securities and Exchange Commission.

Investor and Media Contact: IR@GraniteRidge.com – 214.396.2850

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